UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2014

Rambo Medical Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52788	26-2113613
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 E. Colorado Boulevard, Suite 888, Pasadena, CA	91101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 683-7330

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)  Change in Registrant’s Certifying Accountant

Effective February 13, 2014, KLJ & Associates, LLP (“KLJ”) resigned as certifying independent accountant of Rambo Medical Group, Inc.  KLJ had been engaged by the Registrant effective August 13, 2013.

The report of KLJ & Associates on the financial statements of the Registrant for the fiscal year ended May 31, 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report included an explanatory paragraph with respect to the Registrant’s ability, in light of its lack of revenues and history of losses, to continue as a going concern.

Prior to the engagement of KLJ, Sam Kan & Company, LLP had served as independent auditor since July 6, 2011.  The reports of Sam Kan & Company on the financial statements of the Registrant for the fiscal years ended May 31, 2012 and 2011, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports included an explanatory paragraph with respect to the Registrant’s ability, in light of its lack of revenues and history of losses, to continue as a going concern.

During the Registrant’s two most recent fiscal years ended May 31, 2013 and the subsequent interim periods, there were no disagreements between the Registrant and KLJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KLJ would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any "reportable events" as such term as described in Item 304(a)(1)(v) of Regulation S-K.

Contemporaneous with the resignation of KLJ, the Registrant engaged Anton & Chia, LLP (“AC”) as the Registrant’s independent registered public accountant. The engagement was approved by the Board of Directors (the “Board”) of the Registrant.  Prior to February 13, 2014, the Registrant did not consult with AC regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Registrant’s financial statements, (3) written or oral advice provided that would be an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue, or (4) any matter that was the subject of a disagreement between the Registrant and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided KLJ with a copy of the disclosures it is making in this Current Report on Form 8-K. A letter from KLJ is attached as Exhibit 16.1 to this report, which is addressed to the Securities and Exchange Commission, indicating that KLJ agrees with such disclosures.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from KLJ & Associates, LLP to the Securities and Exchange Commission dated February 19, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rambo Medical Group, Inc.

Date: February 19, 2014	By:	/s/ Jimmy Wang
Jimmy Wang Treasurer